UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Statement of Comprehensive Income [Abstract]
Net income	$ 8,071	$ 3,442	$ 11,471	$ 7,255
Other comprehensive income (loss), net:
Change in foreign currency translation adjustments	(100)	148	91	676
Net unrealized losses from derivatives	(7)	0	(7)	0
Total comprehensive income	$ 7,964	$ 3,590	$ 11,555	$ 7,931